Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

November 30, 2020 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—47.3%
Airlines—0.6%
$4,000	Southwest Airlines Co., 1.25%, 5/1/25	$5,920,000

Auto Components—0.7%
6,250	Meritor, Inc., 3.25%, 10/15/37	6,976,562

Auto Manufacturers—1.9%
	Tesla, Inc.,
1,040	1.25%, 3/1/21	8,196,500
1,000	2.00%, 5/15/24	9,152,500

		17,349,000

Biotechnology—0.8%
7,000	Guardant Health, Inc., zero coupon, 11/15/27 (a)(b)	7,778,750

Commercial Services—2.1%
6,500	Chegg, Inc., zero coupon, 9/1/26 (a)(b)	6,763,509
	Square, Inc. (a)(b),
2,795	0.125%, 3/1/25	5,170,145
7,500	0.25%, 11/1/27 (g)	8,150,355

		20,084,009

Computers—2.7%
5,500	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(b)	6,336,617
5,005	Pure Storage, Inc., 0.125%, 4/15/23	5,087,862
4,200	Varonis Systems, Inc., 1.25%, 8/15/25 (a)(b)	6,188,881
5,750	Zscaler, Inc., 0.125%, 7/1/25 (a)(b)	7,285,115

		24,898,475

Diversified Financial Services—0.6%
6,365	LendingTree, Inc., 0.50%, 7/15/25 (a)(b)	5,892,268

Electronics—0.3%
2,000	II-VI, Inc., 0.25%, 9/1/22	3,051,250

Energy-Alternate Sources—0.8%
4,000	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(b)	7,302,451

Healthcare-Products—2.1%
5,850	Insulet Corp., 0.375%, 9/1/26 (g)	7,882,493
4,000	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(b)	5,200,875
6,500	Novocure Ltd., zero coupon, 11/1/25 (a)(b)	7,013,687

		20,097,055

Healthcare-Services—1.0%
7,645	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)(g)	9,058,398

Internet—8.1%
1,000	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(b)(g)	1,399,000
6,310	Etsy, Inc., 0.125%, 9/1/27 (a)(b)(g)	7,436,455
1,565	Farfetch Ltd., 3.75%, 5/1/27 (a)(b)	5,529,713
4,830	Fiverr International Ltd., zero coupon, 11/1/25 (a)(b)	5,868,450
2,500	Lyft, Inc., 1.50%, 5/15/25 (a)(b)	3,160,938
4,550	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(b)	8,250,161
5,600	Palo Alto Networks, Inc., 0.75%, 7/1/23	6,970,517
5,500	Pinduoduo, Inc., zero coupon, 12/1/25 (g)	5,871,277
6,000	Shopify, Inc., 0.125%, 11/1/25	6,877,500
6,500	Wayfair, Inc., 0.625%, 10/1/25 (a)(b)	6,360,806
5,500	Zendesk, Inc., 0.625%, 6/15/25 (a)(b)	7,700,229
7,000	Zillow Group, Inc., 1.50%, 7/1/23 (g)	10,377,774

		75,802,820

Leisure—1.6%
6,160	NCL Corp., Ltd., 5.375%, 8/1/25 (a)(b)(g)	9,501,800
4,000	Royal Caribbean Cruises Ltd., 4.25%, 6/15/23 (a)(b)(g)	5,516,000

		15,017,800

Media—1.8%
5,000	DISH Network Corp., 3.375%, 8/15/26 (g)	4,997,000
	Liberty Media Corp.,
5,000	1.00%, 1/30/23	6,449,002
5,000	2.75%, 12/1/49 (a)(b)	5,260,000

		16,706,002

Pharmaceuticals—0.9%
8,490	DexCom, Inc., 0.25%, 11/15/25 (a)(b)	8,228,177

Real Estate—0.5%
5,000	Redfin Corp., zero coupon, 10/15/25 (a)(b)	4,983,248

Semiconductors—4.2%
2,850	Cree, Inc., 0.875%, 9/1/23	4,545,618
3,200	Inphi Corp., 0.75%, 4/15/25 (a)(b)	4,381,797
5,700	Microchip Technology, Inc., 1.625%, 2/15/27	11,186,250
8,650	ON Semiconductor Corp., 1.625%, 10/15/23	13,411,906
4,500	Synaptics, Inc., 0.50%, 6/15/22	5,501,250

		39,026,821

Software—16.0%
5,400	Akamai Technologies, Inc., 0.125%, 5/1/25	6,655,960
7,000	Alteryx, Inc., 0.50%, 8/1/24 (g)	7,267,097
3,100	Bandwidth, Inc., 0.25%, 3/1/26 (a)(b)	5,485,069
6,000	Bill.com Holdings, Inc., zero coupon, 12/1/25 (a)(b)	6,400,722
2,500	Cerence, Inc., 3.00%, 6/1/25 (a)(b)	6,350,900
3,750	Cloudflare, Inc., 0.75%, 5/15/25 (a)(b)	7,914,407
5,500	Coupa Software, Inc., 0.375%, 6/15/26 (a)(b)	7,303,143
5,500	Datadog, Inc., 0.125%, 6/15/25 (a)(b)	7,218,750
7,000	Envestnet, Inc., 0.75%, 8/15/25 (a)(b)	7,246,057
4,700	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	6,219,515
6,000	Five9, Inc., 0.50%, 6/1/25 (a)(b)	8,063,312
4,500	HubSpot, Inc., 0.375%, 6/1/25 (a)(b)	6,918,750
4,500	Model N, Inc., 2.625%, 6/1/25 (a)(b)	5,745,853
5,500	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	8,375,049
4,500	Nuance Communications, Inc., 1.00%, 12/15/35	8,244,454
4,200	PagerDuty, Inc., 1.25%, 7/1/25 (a)(b)	4,736,349
5,500	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)(g)	6,534,472
7,500	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	8,475,293
1,150	Sea Ltd., 2.375%, 12/1/25 (a)(b)	2,446,263
7,000	Splunk, Inc., 1.125%, 6/15/27 (a)(b)(g)	7,917,904
4,500	Workday, Inc., 0.25%, 10/1/22 (g)	7,208,052
6,000	Zynga, Inc., 0.25%, 6/1/24	7,246,802

		149,974,173

Telecommunications—0.6%
5,000	Nice Ltd., zero coupon, 9/15/25 (a)(b)	5,254,016

	Total Convertible Bonds & Notes (cost—$365,416,790)	443,401,275

Shares
COMMON STOCK—46.0%
Air Freight & Logistics—1.4%
24,085	FedEx Corp.	6,902,280
35,290	United Parcel Service, Inc., Class B	6,037,060

		12,939,340

Auto Components—0.9%
74,865	Aptiv PLC	8,886,475

Banks—1.1%
36,990	First Republic Bank	4,792,424
16,145	SVB Financial Group (e)	5,567,765

		10,360,189

Biotechnology—0.1%
12,720	Natera, Inc. (e)	1,122,794

Capital Markets—0.6%
95,520	Morgan Stanley	5,906,002

Communications Equipment—0.8%
42,870	Motorola Solutions, Inc.	7,353,491

Electrical Equipment—0.2%
8,705	Rockwell Automation, Inc.	2,224,650

Electronic Equipment, Instruments & Components—1.9%
656,100	Flex Ltd. (e)	10,648,503
59,670	Keysight Technologies, Inc. (e)	7,162,787

		17,811,290

Entertainment—2.1%
57,830	Roku, Inc. (e)	16,977,153
16,480	Walt Disney Co.	2,439,205

		19,416,358

Equity Real Estate Investment Trusts (REITs)—1.1%
14,280	Equinix, Inc.	9,964,441

Healthcare Equipment & Supplies—1.5%
117,220	Hologic, Inc. (e)	8,103,419
7,640	Intuitive Surgical, Inc. (e)	5,547,022

		13,650,441

Healthcare Providers & Services—3.6%
28,350	Anthem, Inc.	8,831,592
17,590	Centene Corp. (e)	1,084,424
43,500	Laboratory Corp. of America Holdings (e)	8,693,040
46,115	UnitedHealth Group, Inc.	15,510,319

		34,119,375

Hotels, Restaurants & Leisure—2.0%
90,830	Hilton Worldwide Holdings, Inc.	9,412,713
94,045	Starbucks Corp.	9,218,291

		18,631,004

Industrial Conglomerates—1.1%
50,850	Honeywell International, Inc.	10,369,332

Insurance—0.5%
48,740	Progressive Corp.	4,245,741

Interactive Media & Services—3.4%
5,080	Alphabet, Inc., Class A (e)	8,912,352
44,370	Facebook, Inc., Class A (e)	12,289,159
62,100	Pinterest, Inc., Class A (e)	4,348,242
94,190	Snap, Inc., Class A (e)	4,183,920
38,372	ZoomInfo Technologies, Inc., Class A (e)	1,966,565

		31,700,238

Internet & Direct Marketing Retail—1.6%
4,715	Amazon.com, Inc. (e)	14,937,309

IT Services—3.8%
31,645	Mastercard, Inc., Class A	10,648,859
28,255	Okta, Inc. (e)	6,923,605
23,950	Twilio, Inc., Class A (e)	7,666,155
49,365	Visa, Inc., Class A (g)	10,383,928

		35,622,547

Life Sciences Tools & Services—1.2%
68,685	IQVIA Holdings, Inc. (e)	11,607,078

Machinery—1.8%
63,270	Deere & Co.	16,552,697

Semiconductors & Semiconductor Equipment—8.9%
31,650	Analog Devices, Inc.	4,401,882
94,880	Applied Materials, Inc.	7,825,702
18,140	Lam Research Corp.	8,211,253
189,090	Marvell Technology Group Ltd.	8,752,976
126,120	Micron Technology, Inc. (e)	8,083,031
32,555	MKS Instruments, Inc.	4,491,939
11,880	NVIDIA Corp.	6,368,393
108,550	NXP Semiconductors NV	17,196,491
33,025	Qorvo, Inc. (e)	5,174,357
56,755	Skyworks Solutions, Inc.	8,012,103
49,065	Teradyne, Inc.	5,413,832

		83,931,959

Software—6.4%
60,655	Cadence Design Systems, Inc. (e)	7,054,176
89,745	Crowdstrike Holdings, Inc., Class A (e)	13,756,114
78,925	Microsoft Corp.	16,895,475
31,460	Salesforce.com, Inc. (e)	7,732,868
21,420	ServiceNow, Inc. (e)	11,450,061
1,300	Trade Desk, Inc., Class A (e)	1,171,391
9,665	Workday, Inc., Class A (e)	2,172,595

		60,232,680

	Total Common Stock (cost—$355,276,417)	431,585,431

CONVERTIBLE PREFERRED STOCK—5.0%
Banks—0.8%
5,100	Wells Fargo & Co., 7.50%, Ser. L (c)(g)	7,165,500

Diversified Financial Services—0.5%
2,500	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(b)	4,325,000

Healthcare-Products—1.6%
67,500	Avantor, Inc., 6.25%, 5/15/22, Ser. A	5,827,950
6,200	Danaher Corp., 4.75%, 4/15/22, Ser. A	9,553,518

		15,381,468

Semiconductors—1.6%
11,250	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	14,970,488

Telecommunications—0.5%
4,330	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(b)	5,259,651

	Total Convertible Preferred Stock (cost—$39,618,275)	47,102,107

Principal Amount (000s)
CORPORATE BONDS & NOTES (a)(b)—3.1%
Computers—0.3%
$3,000	Dell International LLC, 7.125%, 6/15/24 (d)	3,115,140

Healthcare-Services—0.3%
3,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26 (d)	3,155,625

Internet—1.1%
3,000	Go Daddy Operating Co. LLC, 5.25%, 12/1/27	3,163,125
3,000	Match Group Holdings II LLC, 5.00%, 12/15/27 (d)	3,183,180
3,000	Netflix, Inc., 5.375%, 11/15/29 (d)	3,585,900

		9,932,205

Pharmaceuticals—0.5%
4,000	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27	4,231,760

Telecommunications—0.9%
4,000	CommScope, Inc., 8.25%, 3/1/27 (g)	4,315,020
4,000	LogMeIn, Inc., 5.50%, 9/1/27 (d)	4,155,000

		8,470,020

	Total Corporate Bonds & Notes (cost—$28,938,246)	28,904,750

Repurchase Agreements—2.6%
24,235	State Street Bank and Trust Co., dated 11/30/20, 0.00%, due 12/1/20, proceeds $24,235,000; collateralized by U.S. Treasury Notes, 0.375% - 2.25%, due 8/15/27 - 9/30/27, valued at $24,719,800 including accrued interest (cost—$24,235,000)	24,235,000

	Total Investments (cost—$813,484,728) (f)—104.0%	975,228,563

	Liabilities in excess of other assets—(4.0)%	(37,258,795)

	Net Assets—100.0%	$937,969,768

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. The AllianzGI Artificial Intelligence & Technology Opportunities Fund’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Fund’s Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $322,813,050, representing 34.4% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $322,813,050, representing 34.4% of net assets.

(c)	Perpetual maturity. The date shown, if any, is the next call date.

(d)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(e)	Non-income producing.

(f)

At November 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $813,892,725. Gross unrealized appreciation was $164,127,969; gross unrealized depreciation was $2,792,131; and net unrealized appreciation was $161,335,838. The difference between book and tax cost was attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

(g)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $16,390,457.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/20
Investments in Securities—Assets
Convertible Bonds & Notes	—	$443,401,275	—	$443,401,275
Common Stock	$431,585,431	—	—	431,585,431
Convertible Preferred Stock:
Diversified Financial Services	—	4,325,000	—	4,325,000
Telecommunications	—	5,259,651	—	5,259,651
All Other	37,517,456	—	—	37,517,456
Corporate Bonds & Notes	—	28,904,750	—	28,904,750
Repurchase Agreements	—	24,235,000	—	24,235,000

Totals	$469,102,887	$506,125,676	—	$975,228,563

Glossary:

REIT—Real Estate Investment Trust